A&D Mortgage Trust 2023-NQM2 ABS-15G

Exhibit 99.5

Data Compare Summary
2023-NQM2_FINAL
Run Date - 4/10/2023 15:00:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	85	765	11.11%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	31	765	4.05%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	12	92	13.04%	All variances were spelling differences in the tape vs on the note.
Coborrower Last Name	1	92	1.09%	All variances were spelling differences in the tape vs on the note.
# of Units	15	765	1.96%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all 15 variances.
Contract Sales Price	11	679	1.62%	Mission noted that in all but four of the instances these were due to decimal points. In the four instances where there was a difference it was due to an contract amendment change before closing.
Debt Service Coverage Ratio	230	752	30.59%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	8	765	1.05%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Total Income	50	721	6.93%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified Borrower total Income reported.
Occupancy	0	740	0.00%
First Payment Date	48	739	6.50%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Primary Appraised Value for LTV	29	765	3.79%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or Desk review secondary valuations. Mission verified in each case that the lower valuation met guideline requirements or an exception with compensating factors was present.
Note Date	5	765	0.65%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	21	765	2.75%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Loan Amount	0	765	0.00%
Loan Program	47	765	6.14%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified programs from the Loan approval.
Original LTV	29	765	3.79%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or Desk review secondary valuations. Mission verified in each case that the lower valuation met guideline requirements or an exception with compensating factors was present.
Original P&I	54	765	7.06%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Property Type	46	765	6.01%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	1	765	0.13%
Refi Purpose	30	765	3.92%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Property Street	29	765	3.79%	All variances were spelling differences in the tape vs on the note.
Property City	2	765	0.26%	All variances were spelling differences in the tape vs on the note.
Property State	0	765	0.00%
Property Zip	16	765	2.09%	All variances were spelling differences in the tape vs on the note.

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